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                                 Exhibit (6)(b)

                         Amended and Restated Schedule A
                                     to the
                          Investment Advisory Agreement
                                     between
                                 The Registrant
                                       and
                    Banc One Investment Advisors Corporation


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                              Amended and Restated
                                   Schedule A
                                     to the
          Investment Advisory Agreement between One Group Mutual Funds and Banc One Investment Advisors Corporation
                              dated August 16, 2000

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

Name of Fund                                         Compensation
------------                                         ------------
The Treasury Only Money                              Annual rate of eight one-hundredths of one
Market Fund                                          percent (.08%) of The Treasury Only Money
                                                     Market Fund's average daily net assets.

The Government Money Market                          Annual rate of eight one-hundredths of one
Fund                                                 percent (.08%) of The Government Money
                                                     Market Fund's average daily net assets.

The Tax Exempt Money Market                          Annual rate of eight one-hundredths of one
Fund                                                 percent (.08%) of The Tax Exempt Money
                                                     Market Fund's average daily net assets.

The Institutional Prime Money                        Annual rate of ten one-hundredths of one
Market Fund                                          percent (.10%) of The Institutional Prime
                                                     Money Market Fund's average daily net assets.

The U.S. Treasury Securities                         Annual rate of thirty-five one-hundredths
Money Market Fund                                    of one percent (.35%) of The U.S. Treasury
                                                     Securities Money Market Fund's average daily
                                                     net assets.

The U.S. Government Securities                       Annual rate of thirty-five one-hundredths
Money Market Fund                                    of one percent (.35%) of The U.S. Treasury
                                                     Securities Money Market Fund's average daily
                                                     net assets.

The Treasury Prime                                   Annual rate of thirty-five one-hundredths
Money Market Fund                                    of one percent (.35%) of The U.S. Treasury
                                                     Securities Money Market Fund's average daily
                                                     net assets.
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



The Prime Money Market                               Annual rate of thirty-five one-hundredths
Fund                                                 of one percent (.35%) of The Prime Money
                                                     Market Fund's average daily net assets.

The Municipal Money Market                           Annual rate of thirty-five one-hundredths
Fund                                                 of one percent (.35%) of The Municipal
                                                     Money Market Fund's average daily net assets.

The Ohio Municipal Money                             Annual rate of thirty one-hundredths of
Market Fund                                          one percent (.30%) of The Ohio Municipal
                                                     Money Market Fund's average daily net assets.

The Michigan Municipal Money                         Annual rate of thirty five one-hundredths of
Market Fund                                          one percent (.35%) of The Michigan Municipal
                                                     Money Market Fund's average daily net assets.

The Cash Management Money                            Annual rate of twenty one-hundredths of
Market Fund                                          one percent (.20%) of The Cash Management
                                                     Money Market Fund's average daily net assets.

The Treasury Cash Management                         Annual rate of twenty one-hundredths of
Money Market Fund                                    one percent (.20%) of The Treasury Cash
                                                     Management Money Market Fund's average
                                                     daily net assets.

The Treasury Prime Cash                              Annual rate of twenty one-hundredths of
Management Money Market Fund                         one percent (.20%) of The Treasury Prime Cash
                                                     Management Money Market Fund's average daily
                                                     net assets.

The U.S. Government Cash                             Annual rate of twenty one-hundredths of
Management Money Market Fund                         one percent (.20%) of The U.S. Government Cash
                                                     Management Money Market Fund's average daily
                                                     net assets.

The Municipal Cash Management                        Annual rate of twenty one-hundredths of
Money Market Fund                                    one percent (.20%) of The Municipal Cash
                                                     Money Market Fund's average daily net assets.
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


The Balanced Fund                                    Annual rate of sixty-five one-hundredths of one
                                                     percent (.65%) of The Asset Allocation Fund's
                                                     average daily net assets.

The Equity Income Fund                               Annual rate of seventy-four one-hundredths of
                                                     one percent (.74%) on the first $1.5 billion of
                                                     The Income Equity Fund's average daily net assets,
                                                     seventy one-hundredths of one percent (.70%) on
                                                     the next $500 million of The Income Equity Fund's
                                                     average daily net assets, sixty-five one-hundredths
                                                     of one percent (.65%) on the next $3.5 billion
                                                     of The Income Equity Fund's average daily net assets,
                                                     and sixty one-hundredths of one percent (.60%) on
                                                     The Income Equity Fund's average daily net assets in
                                                     excess of $5.5 billion.

The Mid Cap Value Fund                               Annual rate of seventy-four one-hundredths of one
                                                     percent (.74%) on the first $1.5 billion of The
                                                     Mid Cap Value Fund's average daily net assets,
                                                     seventy one-hundredths of one percent (.70%) on
                                                     the next $500 million of The Mid Cap Fund's
                                                     average daily net assets, sixty-five
                                                     one-hundredths of one percent (.65%) on the next
                                                     $3.5 billion of The Mid Cap Value Fund's average
                                                     daily net assets, and sixty one-hundredths of one
                                                     percent (.60%) on The Mid Cap Value Fund's average
                                                     daily net assets in excess of $5.5 billion.



The Mid Cap Growth Fund                              Annual rate of seventy-four one-hundredths of one
                                                     percent (.74%) on the first $1.5 billion of The
                                                     Mid Cap Growth Fund's average daily net assets,
                                                     seventy one-hundredths of one percent (.70%) on
                                                     the next $500 million of The Mid Cap Growth Fund's
                                                     average daily net assets, sixty-five
                                                     one-hundredths of one percent (.65%) on the next
                                                     $3.5 billion of The Mid Cap Growth Fund's average
                                                     daily net assets and sixty one-hundredths of one
                                                     percent (.60%) on The Mid Cap Growth Fund's
                                                     average daily net assets in excess of $5.5
                                                     billion.

The International Equity                             Annual rate of fifty-five one-hundredths of one
Index Fund                                           percent (.55%) of The International Equity Index
                                                     Fund's average daily net assets.
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


The Equity Index Fund                                Annual rate of thirty one-hundredths of one
                                                     percent (.30%) of The Equity Index Fund's average
                                                     daily net assets.

The Large Cap Value Fund                             Annual rate of seventy-four one-hundredths of one
                                                     percent (.74%) on the first $1.5 billion of The
                                                     Large Cap Value Fund's average daily net assets,
                                                     seventy one-hundredths of one percent (.70%) on
                                                     the next $500 million of The Large Cap Values
                                                     Fund's average daily net assets, sixty-five
                                                     one-hundredths of one percent (.65%) on the next
                                                     $3.5 billion of The Large Cap Value Fund's average
                                                     daily net assets, and sixty one-hundredths of one
                                                     percent (.60%) on The Large Cap Value Fund's
                                                     average daily net assets in excess of $5.5
                                                     billion.

The Diversified Equity Fund                          Annual rate of seventy-four one-hundredths of one
                                                     percent (.74%) on the first $1.5 billion of The
                                                     Diversified Equity Fund's average daily net
                                                     assets, seventy one-hundredths of one percent
                                                     (.70%) on the next $500 million of The Diversified
                                                     Equity Fund's average daily net assets, sixty-five
                                                     one-hundredths of one percent (.65%) on the next
                                                     $3.5 billion of The Diversified Equity Fund's
                                                     average daily net assets, and sixty one-hundredths
                                                     of one percent (.60%) on The Diversified Equity
                                                     Fund's average daily net assets in excess of $5.5
                                                     billion.

The Small Cap Growth Fund                            Annual rate of seventy-four one-hundredths of one
                                                     percent (.74%) on the first $1.5 billion of The
                                                     Small Cap Growth Fund's average daily net assets,
                                                     seventy one-hundredths of one percent (.70%) on
                                                     the next $500 million of The Small Cap Growth
                                                     Fund's average daily net assets, sixty-five
                                                     one-hundredths of one percent (.65%) on the next
                                                     $3.5 billion of The Small Cap Growth Fund's
                                                     average daily net assets, and sixty one-hundredths
                                                     of one percent (.60%) of The Small Cap Growth
                                                     Fund's average daily net assets in excess of $5.5
                                                     billion.

The Large Cap Growth Fund                            Annual rate of seventy-four one-hundredths of one
                                                     percent (.74%) on the first $1.5 billion of The
                                                     Large Cap Growth Fund's average daily net assets,
                                                     seventy one-hundredths of one percent (.70%) on
                                                     the next $500 million of The Large Cap Growth

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


                                                     Fund's average daily net assets, sixty-five
                                                     one-hundredths of one percent (.65%) on the next
                                                     $3.5 billion of The Large Cap Growth Fund's
                                                     average daily net assets, and sixty one-hundredths
                                                     of one percent (.60%) of The Large Cap Growth
                                                     Fund's average daily net assets in excess of $5.5
                                                     billion.



The Diversified Mid Cap Fund                         Annual rate of seventy-four one-hundredths of one
                                                     percent (.74%) on the first $1.5 billion of The
                                                     Diversified Mid Cap Fund's average daily net
                                                     assets, seventy one-hundredths of one percent
                                                     (.70%) on the next $500 million of The Diversified
                                                     Mid Cap Fund's average daily net assets,
                                                     sixty-five one-hundredths of one percent (.65%) on
                                                     the next $3.5 billion of The Diversified Mid Cap
                                                     Fund's average daily net assets, and sixty
                                                     one-hundredths of one percent (.60%) of The
                                                     Diversified Mid Cap Growth Fund's average daily
                                                     net assets in excess of $5.5 billion.

The Small Cap Value Fund                             Annual rate of seventy-four one-hundredths of one
                                                     percent (.74%) on the first $1.5 billion of The
                                                     Small Cap Value Fund's average daily net assets,
                                                     seventy one-hundredths of one percent (.70%) on
                                                     the next $500 million of The Small Cap Value
                                                     Fund's average daily net assets, sixty- five
                                                     one-hundredths of one percent (.65%) on the next
                                                     $3.5 billion of The Small Cap Value Fund's average
                                                     daily net assets, and sixty one-hundredths of one
                                                     percent (.60%) of The Small Cap Value Fund's
                                                     average daily net assets in excess of $5.5
                                                     billion.

The Diversified International Fund                   Annual rate of eighty one-hundredths of one
                                                     percent (.80%) of The Diversified International
                                                     Fund's average daily net assets.

The Market Expansion Index Fund                      Annual rate of thirty five one-hundredths of one
                                                     percent (.35%) of The Small Cap Index Fund's
                                                     average daily net assets.

The Technology Fund Fund                             Annual rate of one percent (1.00%) of The
                                                     Technology Fund's average daily net assets.

The Real Estate Fund                                 Annual rate of seventy-four one-hundredths of one
                                                     percent (.74%) of The U.S. Treasury Securities
                                                     Money Market Fund's average daily net assets.

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


The Income Bond Fund                                 Annual rate of sixty one-hundredths of one percent
                                                     (.60%) of The Income Bond Fund's average daily net
                                                     assets.

The Short-Term Bond                                  Annual rate of sixty one-hundredths of one Fund
                                                     percent (.60%) of The Limited Volatility Bond
                                                     Fund's average daily net assets.

The Government Bond Fund                             Annual rate of forty-five one-hundredths of one
                                                     percent (.45%) of The Government Bond Fund's
                                                     average daily net assets.

The Ultra Short-Term Bond                            Annual rate of fifty-five one-hundredths of one
Fund                                                 percent (.55%) of The Ultra Short-Term Income
                                                     Fund's average daily net assets.

The Treasury & Agency                                Annual rate of forty one-hundredths of one percent
Fund                                                 (.40%) of the Treasury & Agency Fund's average
                                                     daily net assets.

The High Yield Bond Fund                             Annual rate of seventy-five one-hundredths of one
                                                     percent (.75%) of the High Yield Bond Fund's
                                                     average daily net assets.

The Intermediate Bond                                Annual rate of sixty one-hundredths of one percent
Fund                                                 (.60%) of The Intermediate Bond Fund's average daily
                                                     net assets.

The Bond Fund                                        Annual rate of sixty one-hundredths of one percent
                                                     (.60%) of the Bond Fund's average daily net assets.

The Mortgage-Backed                                  Annual rate of thirty-five one-hundredths of one
Securities Fund                                      percent (.35%) of the Mortgage-Backed Securities Fund's
                                                     average daily net assets.

The Intermediate Tax-Free                            Annual rate of sixty one-hundredths of one percent (.60%)
Bond Fund                                            of The Intermediate Tax-Free Bond Fund's average daily
                                                     net assets.

The Ohio Municipal Bond                              Annual rate of sixty one-hundredths of one percent (.60%)
Fund                                                 of The Ohio Municipal Bond Fund's average daily net assets.

The Municipal Income Fund                            Annual rate of forty-five one-hundredths of one percent
                                                     (.45%) of The Municipal Income Bond Fund's average daily
                                                     net assets.
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


The West Virginia Municipal                          Annual rate of forty-five one-hundredths of one percent
Bond Fund                                            (.45%) of The West Virginia Tax-Free Bond Fund's
                                                     average daily net assets.

The Kentucky Municipal Bond                          Annual rate of forty-five one-hundredths of one percent
Fund                                                 (.45%) of The Kentucky Municipal Bond Fund's average daily net assets.

The Louisiana Municipal Bond                         Annual rate of sixty one-hundredths of one percent (.60%)
Fund                                                 of The Louisiana Municipal Bond Fund's average daily
                                                     net assets.

The Arizona Municipal Bond                           Annual rate of forty-five one-hundredths of one percent
Fund                                                 (.45%) of The Arizona Municipal Bond Fund's average daily
                                                     net assets.

The Tax Free Bond                                    Annual rate of forty-five one-hundredths of one percent
Fund                                                 (.45%) of The Tax-Free Bond Fund's average daily net assets.

The Michigan Municipal Bond                          Annual rate of forty-five one-hundredths of one percent
Fund                                                 (.45%) of The Michigan Municipal Bond Fund's average
                                                     daily net assets.

The Short Term Municipal Bond                        Annual rate of sixty one-hundredths of one percent (.60%)
Fund                                                 of The Short-Term Municipal Bond Fund's average daily
                                                     net assets.

Investor Conservative Growth                         Annual rate of five one-hundredths of one percent
Fund                                                 (.05%) of The Investor Conservative Growth Fund's average
                                                     daily net assets.


Investor Growth & Income                             Annual rate of five one-hundredths of one percent
Fund                                                 (.05%) of The Investor Growth & Income Fund's average daily net assets.

Investor Growth Fund                                 Annual rate of five one-hundredths of one percent (.05%)
                                                     of The Investor Growth Fund's average daily net assets.

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


Investor Balanced                                    Annual rate of five one-hundredths of one percent
Fund                                                 (.05%) of the Investor Balanced Fund's average daily net
                                                     assets.

BANC ONE INVESTMENT ADVISORS                         ONE GROUP MUTUAL FUNDS
CORPORATION                                          (formerly The One Group)


By:      /s/ Peter W. Atwater                        By:      /s/ Mark A. Beeson
    ------------------------------------             ---------------------------------

Dated:   August 21, 2000                             Dated:  August 28, 2000
       ---------------------------------             ---------------------------------

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